                                                                      EXHIBIT 24

                                  POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that PACIFIC CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Corporation") and the undersigned, in the capacities indicated below, hereby constitute and appoint
LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, DENIS K. ISONO, and JOSEPH
T. KIEFER, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an additional 5,900,000 shares of the Corporation's common stock that may be issued pursuant to the Pacific Century Financial Corporation Stock Option Plan of 1994, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the Corporation and the undersigned in the capacities indicated below to any registration statement and any and all amendments and supplements to any registration statement and to any instruments or documents filed as a part of or in connection with any such amendments or supplements to any registration statement, and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the Corporation and the undersigned have hereunto set their hands as of the 11th day of December, 1998. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.

                                        PACIFIC CENTURY FINANCIAL
                                        CORPORATION

                                        By    /s/  LAWRENCE M. JOHNSON
                                           ------------------------------------
                                           LAWRENCE M. JOHNSON
                                           Chairman of the Board, Chief
                                           Executive Officer and Director



                                        By    /s/  RICHARD J. DAHL
                                           ------------------------------------
                                           RICHARD J. DAHL
                                           President and Director


                                          5.
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                                        /s/  DAVID A. HOULE
                                        ---------------------------------------
                                        DAVID A. HOULE
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer


                                           /s/  DENIS K. ISONO
                                        ---------------------------------------
                                        DENIS K. ISONO
                                        Senior Vice President and Controller
                                        (Principal Accounting Officer)


                                           /s/  PETER D. BALDWIN
                                        ---------------------------------------
                                        PETER D. BALDWIN, Director


                                           /s/  MARY G. F. BITTERMAN
                                        ---------------------------------------
                                        MARY G. F. BITTERMAN, Director


                                           /s/  DAVID A. HEENAN
                                        ---------------------------------------
                                        DAVID A. HEENAN, Director


                                           /s/  STUART T. K. HO
                                        ---------------------------------------
                                        STUART T. K. HO, Director


                                           /s/  HERBERT M. RICHARDS
                                        ---------------------------------------
                                        HERBERT M. RICHARDS, JR., Director


                                           /s/  H. HOWARD STEPHENSON
                                        ---------------------------------------
                                        H. HOWARD STEPHENSON, Director


                                           /s/  STANLEY S. TAKAHASHI
                                        ---------------------------------------
                                        STANLEY S. TAKAHASHI, Director


                                           /s/  DONALD M. TAKAKI
                                        ---------------------------------------
                                        DONALD M. TAKAKI, Director


                                           /s/  FRED E. TROTTER, III
                                        ---------------------------------------
                                        FRED E. TROTTER, III, Director


                                          6.